UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.) (State or other jurisdiction of Incorporation)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.) (Commission File Number)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.) (I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2014, the compensation committee of our board of directors approved the form of Prologis Promote Plan LTIP Unit Award Agreement. This form of agreement contains the terms of LTIP Units of Prologis, L.P. (the “LTIP Units”) issuable for the equity component of the awards granted under the Second Amended and Restated Prologis Promote Plan.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Prologis Promote Plan LTIP Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Prologis, Inc.
(Registrant)

Date: August 18, 2014	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Senior Vice President and Associate General Counsel

Prologis, L.P.
(Registrant)

	By:	Prologis, Inc,
Its general partner

Date: August 18, 2014	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Senior Vice President and Associate General Counsel